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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report January 10, 1996


                           ADVANCED MICRO DEVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-7882                 94-1692300
-------------------------------         -----------          ------------------
 (State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)


      One AMD Place,
      P.O. Box 3453
      Sunnyvale, California                                      94088-3453
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(address of principal executive offices)                         (Zip Code)



Registrant's telephone number,
  including area code:          (408) 732-2400



                                  Page 1 of 4
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Item 5.  Other Events.
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     On January 10, 1996, Advanced Micro Devices, Inc. (the "Company") issued a press release announcing its financial results for the year ended December 31, 1995, and for the fourth quarter of the year. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.

     Except for the historical information contained in the Company's press release, certain of the matters discussed in the press release are forward looking statements that involve risks and uncertainties, including the timely development and acceptance of new products, the impact of competitive products and pricing and such risks and uncertainties as are described in registration statements, reports and other documents filed by the Company from time to time with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934. Specific reference is made to the risks and uncertainties described in the Registration Statement on Form 3-4 (Registration No. 33-64911) filed by the Company in connection with its planned acquisition of NexGen, Inc., and, in particular, to the risk factors entitled "Fluctuations in Operating Results," "Personal Computer Marketplace" and "Dependence on Microprocessor Revenues."


Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits:

     99        Press release dated January 10, 1996

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ADVANCED MICRO DEVICES, INC.
                                                 (Registrant)



Date:  January 12, 1996                    By: /s/ Marvin D. Burkett
                                              ----------------------------------
                                              Marvin D. Burkett
                                              Senior Vice President,
                                              Chief Financial and
                                              Administrative Officer and
                                              Treasurer


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                                 Exhibit Index
                                 -------------

      99             Press release dated January 10, 1996

                                       4